                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times like these when money- management experience may make a difference.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VIC
-----------------------------------------------------------------------
Six-month total return based on market price(1)               7.49%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        3.54%
-----------------------------------------------------------------------
Distribution Rate as a % of closing common stock
price(3)                                                      6.63%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        11.43%
-----------------------------------------------------------------------
Net asset value                                              $15.13
-----------------------------------------------------------------------
Closing common stock price                                 $14.9375
-----------------------------------------------------------------------
Six-month high common stock price (04/11/00)               $15.0000
-----------------------------------------------------------------------
Six-month low common stock price (12/21/99)                $13.1250
-----------------------------------------------------------------------
Preferred share rate(5)                                       3.50%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  62.8%
- AA/Aa..............  13.0%
- A/A................   6.0%
- BBB/Baa............  13.7%
- Non-Rated..........   4.5%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  71.6%
- AA/Aa..............   7.3%
- A/A................   5.2%
- BBB/Baa............  10.4%
- Non-Rated..........   5.5%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0825
4/00                                                                            0.0825

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Retail Electric/Gas/Telephone                                              17.20                              16.40
Transportation                                                             13.50                              17.00
General Purpose                                                             9.20                               7.40
Health Care                                                                 9.20                               9.20
Industrial Revenue                                                          8.10                               6.90

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8900                            14.8900
                                                                          15.1800                            14.5000
                                                                          15.4600                            14.7500
                                                                          15.4200                            14.5000
3/93                                                                      16.4200                            15.3750
                                                                          16.9200                            15.6250
                                                                          17.7000                            16.0000
                                                                          17.5100                            15.6250
3/94                                                                      15.6500                            13.6250
                                                                          15.4400                            14.0000
                                                                          15.2100                            13.7500
                                                                          14.2400                            12.6250
3/95                                                                      15.5800                            13.8750
                                                                          15.8000                            14.2500
                                                                          16.0500                            13.8750
                                                                          16.8000                            15.6250
3/96                                                                      16.0400                            14.8750
                                                                          16.0900                            15.7500
                                                                          16.4300                            15.2500
                                                                          16.5300                            15.8750
3/97                                                                      16.2300                            15.5000
                                                                          16.6900                            16.3750
                                                                          17.0900                            16.8120
                                                                          17.2400                            17.0625
3/98                                                                      17.1900                            17.3125
                                                                          17.2100                            16.8125
                                                                          17.6700                            18.0000
                                                                          17.1000                            18.1875
3/99                                                                      16.9700                            17.8125
                                                                          16.2500                            16.1875
                                                                          15.6400                            16.0625
                                                                          14.9100                            14.2501
                                                                          15.3900                            14.7500
4/00                                                                      15.1300                            14.9375

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH A. PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1992 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE
    CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   A broad-based economic expansion
continued to bolster fiscal positions and led to increases in reserves. California outpaced the rest of the country in terms of employment and income growth.

    Despite rising interest rates, there is still strong demand for housing, driven by limited supply in the state. Lack of affordable housing remains a long-term concern, as the average purchase price of a single-family home in California is now 153 percent of the U.S. average, while per-capita income levels are only 104 percent of the national average. Our analysts will continue to monitor the housing market for signs of overbuilding or a "speculative bubble" similar to those in the early 1990s.

    In the first quarter of 2000, issuance of new California municipal bonds was down 30 percent to $4.4 billion compared to the first quarter of 1999. However, an additional $4.5 billion in state general-obligation bonds was approved by voters in the March 2000 elections, and California continues to lead the nation in the issuance of municipal bonds.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers California Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds for the Trust. These were securities that were issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 5.75 to 6.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in the utility and transportation sectors, each of which represented more than 13 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. As always, we invested the Trust's assets selectively, looking for solid names, sector opportunities, or attractive price to coupon situations. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 7.49 percent based on market price. This reflects an increase in market price from $14.3750 per share on October 31, 1999, to $14.9375 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers California Municipal Bond Index) was 2.69 percent for the same period.

    The Trust's dividend remained unchanged at $0.0825 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 6.63 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 11.43 percent for an investor in the 42 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  99.6%
          CALIFORNIA  97.0%
$1,020    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)..............................    *       08/01/17   $    378,022
 1,000    Abag Fin Auth for Nonprft Corp CA
          Childrens Hosp Med Cent..................   6.000%   12/01/29      1,012,850
 1,000    Abag Fin Auth for Nonprft Corp CA
          Multi-Family Rev Hsg Utd Dominion Ser A
          Rfdg.....................................   6.400    08/15/30      1,020,950
 1,800    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd)....    *       09/01/32        252,828
 3,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)........    *       10/01/29        464,130
 3,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)........    *       10/01/30        434,580
 1,000    California Edl Fac Auth Rev Pooled
          College & Univ Proj Ser B................   5.250    04/01/24        837,090
 1,000    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd).................   6.000    03/01/16      1,020,170
 1,000    California Edl Fac Auth Rev Univ of La
          Verne....................................   6.300    04/01/09      1,032,100
 1,500    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A.....................   6.125    12/01/19      1,493,130
 1,100    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.......................   6.700    03/01/11      1,147,553
 1,500    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.......................   6.750    03/01/20      1,561,695
 2,500    California Hlth Fac Fin Auth Rev Insd
          Hlth Fac Valleycare Ser A................   6.125    05/01/12      2,567,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)..............   5.550%   08/15/25   $    951,060
 1,000    California Hsg Fin Agy Rev Cap Apprec
          Home Mtg Ser K (MBIA Insd)...............    *       08/01/24        215,400
 1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)..............................   6.000    08/01/16      1,016,220
 1,000    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd).............................   5.200    08/01/19        914,180
 1,000    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd).............................   6.100    08/01/29      1,004,090
 1,000    California Hsg Fin Agy Rev Home Mtg Ser M
          (MBIA Insd)..............................   5.550    08/01/17        974,350
   885    California Hsg Fin Agy Rev Home Mtg Ser
          N........................................   6.375    02/01/27        897,638
 1,000    California Hsg Fin Agy Rev Multi-Family
          Hsg III Ser A (MBIA Insd)................   5.850    08/01/17        992,390
 1,000    California Hsg Fin Agy Rev Multi-Family
          Hsg III Ser A (MBIA Insd)................   5.950    08/01/28        983,770
10,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Southn CA Edison Co (AMBAC Insd)
          (b)......................................   6.000    07/01/27     10,002,600
 1,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Southn CA Edison Co Ser B (MBIA
          Insd)....................................   5.450    09/01/29        947,480
 1,000    California St............................   4.750    12/01/28        823,690
 1,000    California St Rfdg.......................   5.000    02/01/23        883,990
 1,000    California St Rfdg.......................   4.750    02/01/29        827,860
 2,000    California St Veterans (AMBAC Insd)......   6.200    02/01/16      2,000,740
 1,000    California St Veterans Ser BH (FSA
          Insd)....................................   5.400    12/01/15        981,870
 2,000    California St Veterans Ser BH (FSA
          Insd)....................................   5.400    12/01/16      1,951,760
 3,000    California Statewide Cmntys Dev Auth Spl
          Fac United Airls.........................   5.625    10/01/34      2,586,060

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,700    Chula Vista, CA Indl Dev Rev San Diego
          Gas & Elec Co Ser A (AMBAC Insd).........   6.400%   12/01/27   $  1,726,690
 1,000    Colton, CA Redev Agy Tax Alloc Mount
          Vernon Corridor Redev....................   6.300    09/01/36        968,080
   370    Contra Costa Cnty, CA Pub Fin Auth Tax
          Alloc Rev Ser A..........................   7.100    08/01/22        379,457
 1,245    Duarte, CA Multi-Family Rev Hsg Heritage
          Park Apts Ser A (FNMA Collateralized)....   5.850    05/01/30      1,189,212
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Facs Dist No 5 New Sch (FSA Insd)..   5.375    08/15/29        934,370
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No. 2
          Rfdg (Connie Lee Insd)...................   5.250    12/01/19        937,720
10,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg.................    *       01/15/25      2,016,600
 6,455    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A.............    *       01/01/23      1,680,107
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A........    *       01/01/24        734,160
 2,500    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (c).............  0/5.875   01/15/27      1,281,800
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A (c)....  0/7.050   01/01/10      2,523,270
 2,000    Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj..............   7.000    08/01/10      2,062,960
 1,000    Los Angeles CA Ctfs Partn Sr Sonnenblick
          Del Rio W L. A. (AMBAC Insd).............   6.000    11/01/19      1,015,360
 1,000    Los Angeles CA Dept Wtr & Pwr Elec Plt
          Rev......................................   6.000    02/15/28      1,002,020
 1,000    Los Angeles CA Dept Wtr & Pwr Elec Plt
          Rev......................................   6.000    02/15/30      1,001,590

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev (FSA Insd).......................   4.750%   07/01/24   $  1,681,840
 1,498    Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)..........................   5.700    12/01/27      1,525,144
 1,305    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)....   4.750    08/15/21      1,113,700
 1,000    Metropolitan Wtr Dist Southn CA Wtrwks
          Rev Ser A Rfdg...........................   4.750    07/01/22        843,960
 1,000    Mountain View, CA Cap Impts Fin Auth Rev
          City Hall/Cmnty Theatre (MBIA Insd)......   6.500    08/01/16      1,041,080
 1,930    Orange Cnty, CA Ctfs Partn Juvenile
          Justice Cent Fac Rfdg (AMBAC Insd).......   6.375    06/01/11      2,020,594
   880    Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)....................................   6.250    08/01/10        928,963
 2,500    Port Oakland, CA Port Rev Ser E (MBIA
          Insd)....................................   6.500    11/01/16      2,626,400
 1,000    Redlands, CA Redev Agy Tax Alloc Redev
          Proj Ser A Rfdg (MBIA Insd)..............   4.750    08/01/21        853,540
 2,000    Riverside Cnty, CA Brd Edl Ctfs Partn Fin
          Proj Ser A...............................   6.650    11/01/17      2,066,620
 1,500    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)..............   4.750    05/01/23      1,265,205
 1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac
          Proj Rfdg (AMBAC Insd)...................   4.750    10/01/27        830,230
 1,730    San Bernadino, CA Muni Wtr Dept Ctfs
          Partn Swr (FGIC Insd)....................   6.250    02/01/17      1,790,169
 1,000    San Bernardino Cnty, CA Ctfs Partn Med
          Cent Fin Proj (MBIA Insd)................   5.000    08/01/28        853,660
 5,000    San Diego, CA Indl Dev Rev San Diego Gas
          & Elec Ser A (AMBAC Insd)................   6.100    09/01/19      5,084,150

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$5,000    San Diego, CA Port Fac Rev Natl Steel &
          Shipbldg Co Rfdg.........................   6.600%   12/01/02   $  5,176,800
 1,500    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A...............................   6.400    09/01/25      1,497,030
 2,000    San Diego, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd)............................    *       07/01/17        744,780
 1,185    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 15B (MBIA
          Insd)....................................   4.800    05/01/17      1,057,826
 1,000    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Jr Lien......................    *       01/01/09        641,420
 1,000    San Jose, CA Redev Agy Tax Allocation
          Merged Area Redev Proj (AMBAC Insd)......   4.750    08/01/23        842,600
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd)...........   4.750    07/15/23        842,740
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA
          Insd)....................................   5.600    08/01/23        982,680
 1,500    Santa Ana, CA Multi-Family Hsg Rev Villa
          Del Sol Apts Ser B (FNMA
          Collateralized)..........................   5.650    11/01/21      1,521,315
 1,000    Santa Ana, CA Uni Sch Dist Ctfs Partn Cap
          Apprec Fin Proj (FSA Insd)...............    *       04/01/36        113,010
 2,250    Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg.....................................   6.750    10/01/27      2,355,773
 1,000    Santa Clara Cnty, CA Fin Auth Lease Rev
          Multi Fac Projs Ser B (AMBAC Insd) (a)...   5.500    05/15/09      1,031,900
 2,000    South Orange Cnty, CA Pub Fin Auth
          Reassmt Rev (FSA Insd)...................   5.800    09/02/18      2,025,440
   595    Southern CA Home Fin Auth Single Family
          Mtg Rev Ser A (GNMA Collateralized)......   6.750    09/01/22        604,145
 1,000    Stockton, CA Hlth Fac Rev Saint Joseph
          Med Cent Ser A (MBIA Insd)...............   5.625    06/01/13      1,009,960
 3,000    Upland, CA Ctfs Partn Wtr Sys Proj Rfdg
          (FGIC Insd) (b)..........................   6.600    08/01/16      3,138,570
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)............   6.500    09/01/14      2,128,420
                                                                          ------------
                                                                           111,871,006
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON    MATURITY      VALUE
          GUAM  0.9%
$1,000    Guam Arpt Auth Rev Ser B.................   6.700%   10/01/23   $  1,012,450
                                                                          ------------

          U. S. VIRGIN ISLANDS  1.7%
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Nt Ser A..................   6.375    10/01/19      1,002,350
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Ser A (ACA Insd)..........   6.125    10/01/29        991,860
                                                                          ------------
                                                                             1,994,210
                                                                          ------------
TOTAL INVESTMENTS  99.6%
  (Cost $113,517,794)..................................................    114,877,666
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%............................        484,027
                                                                          ------------

NET ASSETS  100.0%.....................................................   $115,361,693
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $113,517,794).......................  $114,877,666
Cash........................................................        78,053
Interest Receivable.........................................     1,783,266
Other.......................................................         8,572
                                                              ------------
    Total Assets............................................   116,747,557
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,053,650
  Income Distributions -- Common and Preferred Shares.......        77,854
  Investment Advisory Fee...................................        61,989
  Administrative Fee........................................        19,073
  Affiliates................................................        12,063
Trustees' Deferred Compensation and Retirement Plans........       105,594
Accrued Expenses............................................        55,641
                                                              ------------
    Total Liabilities.......................................     1,385,864
                                                              ------------
NET ASSETS..................................................  $115,361,693
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,651,948 shares issued and
  outstanding)..............................................        46,519
Paid in Surplus.............................................    68,367,619
Net Unrealized Appreciation.................................     1,359,872
Accumulated Undistributed Net Investment Income.............       743,561
Accumulated Net Realized Loss...............................      (155,878)
                                                              ------------
    Net Assets Applicable to Common Shares..................    70,361,693
                                                              ------------
NET ASSETS..................................................  $115,361,693
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($70,361,693 divided by
  4,651,948 shares outstanding).............................  $      15.13
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,398,435
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     372,029
Administrative Fee..........................................     114,471
Preferred Share Maintenance.................................      66,662
Custody.....................................................       3,534
Legal.......................................................       3,188
Trustees' Fees and Related Expenses.........................       2,639
Other.......................................................      60,018
                                                              ----------
Total Expenses..............................................     622,541
Less Credits Earned on Cash Balances........................         710
                                                              ----------
  Net Expenses..............................................     621,831
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,776,604
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  371,599
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,368,962
  End of the Period.........................................   1,359,872
                                                              ----------
Net Unrealized Depreciation During the Period...............      (9,090)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  362,509
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,139,113
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                       SIX MONTHS
                                                          ENDED            YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  2,776,604        $  5,510,499
Net Realized Gain/Loss.............................        371,599            (527,478)
Net Unrealized Depreciation During the Period......         (9,090)         (8,521,723)
                                                      ------------        ------------
Change in Net Assets from Operations...............      3,139,113          (3,538,702)
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (2,302,714)         (4,596,014)
  Preferred Shares.................................       (719,766)         (1,012,419)
                                                      ------------        ------------
                                                        (3,022,480)         (5,608,433)
                                                      ------------        ------------
Distributions from Net Realized Gain:
  Common Shares....................................            -0-          (1,568,354)
  Preferred Shares.................................            -0-            (457,465)
                                                      ------------        ------------
                                                               -0-          (2,025,819)
                                                      ------------        ------------
Total Distributions................................     (3,022,480)         (7,634,252)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................        116,633         (11,172,954)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................            -0-             374,074
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............        116,633         (10,798,880)
NET ASSETS:
Beginning of the Period............................    115,245,060         126,043,940
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $743,561
  and $989,437, respectively)......................   $115,361,693        $115,245,060
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,     ------------------
                                                           2000        1999       1998
                                                        --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........     $ 15.100     $17.505    $17.157
                                                         --------     -------    -------
  Net Investment Income.............................         .597       1.186      1.236
  Net Realized and Unrealized Gain/Loss.............         .078      (1.946)      .705
                                                         --------     -------    -------
Total from Investment Operations....................         .675       (.760)     1.941
                                                         --------     -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................         .495        .990       .990
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................         .155        .218       .280
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................          -0-        .339       .254
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................          -0-        .098       .069
                                                         --------     -------    -------
Total Distributions.................................         .650       1.645      1.593
                                                         --------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..................     $ 15.125     $15.100    $17.505
                                                         ========     =======    =======

Market Price Per Share at End of the Period.........     $14.9375     $14.375    $18.000
Total Investment Return at Market Price (b).........        7.49%*    -13.54%     15.46%
Total Return at Net Asset Value (c).................        3.54%*    - 6.64%      9.62%
Net Assets at End of the Period (In millions).......     $  115.4     $ 115.2    $ 126.0
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**................................        1.79%       1.74%      1.71%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................        5.90%       5.84%      5.54%
Portfolio Turnover..................................          20%*        25%        27%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................        1.09%       1.10%      1.10%

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                        MARCH 27, 1992
                                                        (COMMENCEMENT
YEAR ENDED OCTOBER 31                                   OF INVESTMENT
----------------------------------------------------    OPERATIONS) TO
      1997      1996      1995      1994      1993     OCTOBER 31, 1992
-----------------------------------------------------------------------
     $16.584   $16.294   $14.670   $17.644   $14.878       $14.704
     -------   -------   -------   -------   -------       -------
       1.262     1.300     1.296     1.282     1.281          .594
        .839      .400     1.648    (3.002)    2.851          .098
     -------   -------   -------   -------   -------       -------
       2.101     1.700     2.944    (1.720)    4.132          .692
     -------   -------   -------   -------   -------       -------
        .988      .957      .924      .924      .924          .385
        .273      .326      .396      .259      .258          .133
        .200      .088       -0-      .058      .136           -0-
        .067      .039       -0-      .013      .048           -0-
     -------   -------   -------   -------   -------       -------
       1.528     1.410     1.320     1.254     1.366          .518
     -------   -------   -------   -------   -------       -------
     $17.157   $16.584   $16.294   $14.670   $17.644       $14.878
     =======   =======   =======   =======   =======       =======

     $16.750   $15.750   $14.750   $12.750   $16.375       $14.250
      12.96%    14.14%    23.60%   -16.67%    23.01%        -2.50%*
       9.78%     8.05%    17.86%   -11.63%    26.44%         1.70%*
     $ 124.3   $ 121.6   $ 120.3   $ 112.8   $ 126.5       $ 113.7
       1.77%     1.80%     1.83%     1.79%     1.73%         1.70%
       5.93%     5.97%     5.83%     6.31%     6.21%         5.18%
         23%       16%       13%       14%       27%           51%*
       1.12%     1.13%     1.12%     1.12%     1.09%         1.18%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS (CONTINUED)

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $527,478 which will expire on October 31, 2007.

    At April 30, 2000, for federal income tax purposes cost of long-term investments is $113,517,794, the aggregate gross unrealized appreciation is $2,969,912 and the aggregate gross unrealized depreciation is $1,610,040, resulting in net unrealized appreciation on long-term investments of $1,359,872.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSES REDUCTIONS During the six months ended April 30, 2000, the Trust's custody fee was reduced by $710 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS (CONTINUED)

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $7,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $68,367,619.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
Beginning Shares..................................     4,651,948           4,629,683
Shares Issued Through Dividend Reinvestment.......           -0-              22,265
                                                       ---------           ---------
Ending Shares.....................................     4,651,948           4,651,948
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,113,480 and $23,056,686, respectively.

5. PREFERRED SHARES

As of April 30, 2000, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2000 was 3.50% and for the six months then ended, rates ranged from 2.79% to 3.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                                       25